UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 30, 2007
US BioEnergy Corporation
(Exact name of registrant as specified in its charter)

South Dakota	001-3320	20-1811472

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5500 Cenex Drive, Inver Grove Heights, MN		55077

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (651) 355-8300
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Press Release

US BIOENERGY CORPORATION
Section 2. Financial Information
Item 2.02. Results of Operations and Financial Condition.
     On March 30, 2007, we issued a press release announcing our earnings for the year ended December 31, 2006. A copy of our March 30, 2007 press release is attached hereto as exhibit 99.1.
Section 9. Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1     Press Release dated March 30, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US BIOENERGY CORPORATION
/s/ Gregory S. Schlicht
Date: March 30, 2007	By: Gregory S. Schlicht
Its: Vice President, General Counsel and Corporate Secretary